Exhibit 10.38
EXECUTION VERSION

FIRST AMENDMENT

This First Amendment, dated as of December 20, 2019 (this “First Amendment”), to the Seventh Amended and Restated Credit Agreement, dated as of August 23, 2019 (the “Existing Credit Agreement”, and as amended by the First Amendment, the “Credit Agreement”), among Sinclair Television Group, Inc., a Maryland corporation (the “Borrower”), Sinclair Broadcast Group, Inc. (“Parent”), the guarantors party thereto, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended to cure ambiguities, omissions, mistakes, errors, defects or inconsistencies as set forth herein pursuant to and in accordance with clause (B) of the final proviso to Section 9.02(c) of the Existing Credit Agreement and Section 10.02(e) of Schedule 9.02(a) of the Existing Credit Agreement;

WHEREAS, the Administrative Agent has agreed, upon the terms and subject to the conditions set forth herein, to the requested amendments;

NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto hereby agree as follows:

Section 1. Defined Terms. Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement.

Section 2. Amendments.

(a)The definition of “Consolidated EBITDA” in Section 1.01 of the Existing Credit Agreement is hereby amended by (i) adding “plus” at the end of clause (a)(x), (ii) deleting “(xi) any Designated Parent Contribution, plus”, (iii) deleting “(xii) any other adjustments, exclusions and add-backs reflected the Information Memorandum” in clause (a) and replacing such language with “(xi) any other adjustments, exclusions and add-backs reflected in the Information Memo- randum”, (iv) immediately prior to “less (c)” insert “plus (c) any Designated Parent Contribu- tion;” and (v) renaming the clause (c) in the Existing Credit Agreement as clause (d).

(b)Section 6.01(a)(vii) of the Existing Credit Agreement is hereby amended by deleting “clause (xvi)” and replacing such language with “clause (xxvi)”.

(c)Section 6.08(a)(i) of the Existing Credit Agreement is hereby amended by deleting “to Parent, the Borrower or any other Restricted Subsidiary” and replacing such language with “to the Borrower or any Restricted Subsidiary”.

Section 3. Effect on the Loan Documents; No Other Amendments or Consents. Except as expressly provided herein, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent’s willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or the same subsection for any other date or time period.
Section 4. Effectiveness of Amendment. This First Amendment shall become effective upon receipt by the Administrative Agent of executed signature pages to this First Amendment from the Borrower, Parent and the Administrative Agent.

Section 5. Expenses. Notwithstanding Section 9.03 of the Existing Credit Agreement, the parties hereto agree that the Borrower shall not be responsible for the costs and out-of-pocket expenses of the Administrative Agent incurred in connection with the preparation and delivery of this First Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

Section 6. Counterparts. This First Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this First Amendment by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this First Amendment.

Section 7. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly autho rized officers as of the day and year first above written.

SINCLAIR TELEVISION GROUP, INC., as Borrower
                        By:     /s/ Lucy Rutishauser____________
Name: Lucy Rutishauser
Title: SVP, CFO

SINCLAIR BROADCAST GROUP, INC., as Parent
                        By:     /s/ Lucy Rutishauser____________
Name: Lucy Rutishauser
Title: SVP, CFO

[Signature Page to First Amendment]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent
                        By:     /s/ Peter B. Thauer
Name: Peter B. Thauer
Title: Managing Director

[Signature Page to First Amendment]